Exhibit 99.1

Presentation SP R I NG 2 0 2 4 Company

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. 2 © 2024 Amesite Inc. All Rights Reserved.

Meet Amesite

We deliver AI-powered online learning systems for colleges and universities, under a new, **no-risk, no setup fee deal,** enabling **professional development programs to scale at low cost.**

White Labeled Systems.



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AI-Powered Learning.

AI Assistant:
Hi there! What questions can I answer for you about your course?

TARA G2002:
In module 4, I have a question on dosing. For a 50 lb child, how do I calculate the medication dose with Clark's Rule?

AI Assistant:
Apply Clark's Rule: (Child's Weight in lbs / 150) x Adult Dose. So, (50 / 150) x 300 mg = 100 mg dose.

Dozens of catalog offerings.



amesite
Global Learning Program Guide
AI-powered engagement.
Globally launchable programs.

GLOBAL ONLINE LEARNING MARKET WILL REACH ~$850B BY 2030.

© 2024 Amesite Inc. All Rights Reserved.
3

Simple Deal. Enormous Markets. Sustainable Systems.

Amesite's Disruptive Tech Delivers the Best Deal in EdTech for Higher Ed.

- No Setup Fee
- White Labeled
- 100% Flexibility in Content Delivery
- No-Risk, 5y Contracts
- AI-Powered Coding and Features that Drive Retention


amesite
Global Learning Program Guide
AI-powered engagement.
Globally launchable programs.

#1 Highest Learner Retention in the Industry

#1 **Ranked #1** among competitors (2U, PowerSchool and Coursera) in third-party evaluation

Source
https://www.globenewswire.com/en/news-release/2023/02/02/2600283/0/en/E-Learning-Market-is-Projected-to-Hit-USD-848-12-Billion-at-a-CAGR-of-17-54-by-2030-Report-by-Facts-Factors-FnF.html

© 2024 Amesite Inc. All Rights Reserved.
4

Amesite Scales Online Learning Powered by AI. Out - of - the - box scalability. 1 Onboard 2 Launch • Users can self - enroll or be enrolled administratively • Login via SSO is supported 3 Manage • Instant, unlimited, customized reporting • 100% user training & progress reviews • Quick, seamless setup • 100% of training provided • Integrates to customer website 5 © 2024 Amesite Inc. All Rights Reserved.

How Amesite Generates Revenue with College Partnerships Amesite leverages regional and community colleges to market and sell professional programs. Simple, repeatable deal – targets are workforce development & professional learning divisions at regional colleges and universities that want to generate impact and revenue. Deliver Learning Community Environments ® (LCEs). Colleges sell regionally. Revenue scales for college & Amesite. (present pricing estimates & targets) YEAR ONE 6 © 2024 Amesite Inc. All Rights Reserved. YEAR TWO YEAR THREE Users: - College Revenue: - AMST Revenue: - Users: 250 / mo College Revenue: $180k AMST Revenue: $90k Users: 1000 / mo College Revenue: $720k AMST Revenue: $360k

7 Performance and Customer Accolades © 2024 Amesite Inc. All Rights Reserved. Amesite Retention Rates Industry Average Retention Rate 96 - 98% 68 - 73% Source https://files.eric.ed.gov/fulltext/EJ1154164.pdf Amesite’s technology relieves administrative headaches and ultimately allows us to do our jobs well. The intuitive dashboards and powerful analytics tools make managing and upskilling teams all over the world simple.” Kasey Braun Training & Quality Manager EWIE Group of Companies Amesite is at the center of all our business process training at EGC. We have appreciated their support of their team throughout the relationship. Using Amesite’s global upskilling technology platform enables our people to gain the know - how to meet our most demanding customers’ needs, quickly and efficiently.” Jay Mullick President EWIE Group of Companies “ “

Amesite's Tech: Ahead of the Pack

- **FEB 13 2023** — Article Automation Feature for Continuous Updates Launched
- **JAN 17 2023** — TX-RAMP Provisional Certification Status Obtained
- **JUL 24 2023** — Integration Capability with LMS Platforms Launched
- **JUN 28 2023** — V6.3 Platform, Utilizing AI-First Infrastructure Launched
- **APR 18 2023** — AI Generated Content with AI Narration Capabilities Released
- **APR 03 2023** — V6 Platform, with GPT-4 Functionality Launched
- **MAR 15 2023** — FERPA and COPPA Compliance Obtained
- **FEB 14 2023** — 1st EdTech platform to integrate with GPT-3

Microsoft Highlighted Amesite's Tech on Their Website

"By empowering Amesite and putting their platform on Microsoft Azure, **we can ...get these solutions out to people who need upskilling courses.**"

Tamer Erzurumlu
Director of Partner Strategy Education,, Microsoft



Technical Story
amesite

Amesite Compliance & Security: Best in Class

>100 Compliance Certifications (Azure)

95% Fortune 500 Choose Azure

100% Amesite Web Accessibility Score

amesite

Sources
https://azure.microsoft.com/en-us/pricing/azure-vs-aws
https://news.microsoft.com/stories/cloud-security/

© 2024 Amesite Inc. All Rights Reserved.
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Amesite Is Positioned for Growth

Multitenant cloud infrastructure efficiently supports both B2B and B2C applications.

Amesite Cloud: Supports Multiple Products Powered by AI

Amesite B2B Learning Community Environments (LCEs)



Target: Colleges & Universities

Amesite B2C Apps



Target: Direct to professionals

CURRENT PRODUCTS

Delivering Professional Learning through Partner Brands

CENTRAL MICHIGAN UNIVERSITY

WAYNE STATE UNIVERSITY

BENEDICT COLLEGE

Scottsdale Unified School District

DRAKE STATE COMMUNITY & TECHNICAL COLLEGE

WEST VIRGINIA NORTHERN COMMUNITY COLLEGE

2024: INTRODUCING AI-Powered B2C Apps (Development + Acquisition)

© 2024 Amesite Inc. All Rights Reserved.
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• Talent Strategy: Arm with AI tools. • Scale - Ready Infrastructure: Use best practices in DevOps. • 17 Workplace Excellence Awards. 7 National. Award Winning Culture. Scalable Infrastructure. RE P E A T A B L E B 2B S A L E : Ga i n i n g T r a c t i o n 10 © 2024 Amesite Inc. All Rights Reserved. Number of AI Companies Globally 67k https://explodingtopics.com/blog/number - ai - companies#number NE W B 2 C PR OD U C T S: Sa m e I n f r a str u c tu r e TA R G E TIN G B 2 C AC Q U I S I T I O N S : AI Ap p s a c r o s s M a r k et s Amesite TCV: $2.4M Sales Targets: ~2k Colleges https://www.statista.com/outlook/dmo/eservices/online - education/professional - certificates/worldwide US App Market $45B in 2023 https://www.businessofapps.com/data/us - app - market/

11 Financial Position $297k * Average Monthly Burn Projection over 12 months $3.7M $0 Cash On Hand Debt © 2024 Amesite Inc. All Rights Reserved. 10 - Q February 14, 2024 Building Revenue: • B2B Platform Build Is Complete and Scalable • Sales Meetings Increased by 169% and Opportunities by 118% since pivot to repeatable motion with no set - up fee • Investments in B2C Tools Planned • Good Liquidity • No Debt * Does not include fundraising or commissions on fundraising Months of burn on hand, assuming no new revenue (conservative). $2.4M Total Contract Value Since Inception 12

Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Featured in *WSJ*, *Fortune*, *Forbes*, *The Economist*, *USA Today*, *The New York Times*; cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- >100 publications and 100 patents and filings. >100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Boards of the International Council on Clean Transportation (ICCT), Alpha House Family Homeless Shelter, Laidlaw & Company
- PhD and MS degrees from Cornell University, BS from the University of Delaware, Mech Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

amesite

© 2024 Amesite Inc. All Rights Reserved.
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V5 & V6 Rollouts Streamlined Infrastructure, Enabled Leaner Team, Agile Launches Cost Reductions Enabled by Best - in - Class Infrastructure 27%) • Reduction in insurance costs (similar coverage) in FY24 ( 28%) Focus is on profitability – by executing efficiently. 13 © 2024 Amesite Inc. All Rights Reserved. *periods for calculation of reductions vary by category $9,750,000 $5,070,000 $4,100,000 $ - $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 FY2022 FY2023 Additional G&A Reductions*: • Reduction in tech & content costs in FY24 ( • Reduction in marketing cost in FY24 ( 24%) FY2024 Annual Operating Expenses 48% 19%

AI: EATING SOFTWARE Amesite uniquely is AI - First. AI powered growth is expected to be meteoric. AI G RO WT H $126B by 2025 https://www.statista.com/statistics/607716/worldwide - artificial - intelligence - market - revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20auto matio n %2C%20and%20machine%20learnin g. ON L IN E E DU C A T ION GR O W T H $319B by 2025 https://www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from SA A S FOR BU S I N E S S G R O W T H $623B by 2023 https://www.prnewswire.com/news - releases/software - as - a - service - saas - market - could - exceed - 600 - billion - by - 2023 301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold%20o f %20such%20system s. Investment Landscape: Amesite Is in Key Growth Areas ONLINE : HERE TO STAY Deployment of AI tools is inevitable. Markets will grow as AI. 14 © 2024 Amesite Inc. All Rights Reserved. PLATFORMS: THE FUTURE OF WORK AI essential for cost control and performance. AI powered companies will beat incumbents.

Why Investors Should Care Amesite (Nasdaq: AMST) has built a high - tech solution that has been relentlessly innovated that allows partners to start generating revenue with professional learning programs instantaneously. Investment Highlights • Unique Business Model for Education • 169% increase in meetings held and a 118% increase in sales opportunities since Business Model Pivot • Proven AI - Powered Product That Meets Enormous Market Need with Industry - Leading 96 - 98% Student Retention • Targeting High Margins with Lean Operations – 50% reduction in SG&A in last FY • Scalable Customer Contracts & Revenue Growth • New Products in B2C • No Corporate Debt • Featured In Fox Business News, Yahoo Finance, CNBC, Bloomberg, Forbes, Business Insider, and other publications CNBC Squawk Box CNBC Squawk Box Mornings with Maria FOX 2 Detroit Newsy Tonight 15 © 2024 Amesite Inc. All Rights Reserved.

THANK YOU. FOL L OW OU R P R OG R E SS FOR R E SOU R C E S FOR IN V E ST M E N T 16 © 2024 Amesite Inc. All Rights Reserved.